EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevan Casey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Unicorp, Inc. on Form 10-KSB/A (First Amendment) for the annual period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A (First Amendment) fairly presents in all material respects the financial condition and results of operations of Unicorp, Inc.

Date: May 1, 2006

By: _/s/  Kevan Casey_
    Kevan Casey
    Chief Executive Officer